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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A
                               (AMENDMENT NO.1)


                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 7, 2000
                                                       (December 30, 1999)



                         PARK PLACE ENTERTAINMENT CORPORATION
                  ------------------------------------------------------
                  (Exact name of registrant as specified in its charter)



                                       DELAWARE
                                       ---------
                      (State or other jurisdiction of incorporation)


                         0-14573                        88-0400631
               (Commission File Number)       (IRS Employer Identification No.)


                     3930 HOWARD HUGHES PARKWAY
                          LAS VEGAS, NEVADA                             89109
                          -----------------                             -----
               (Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code (702) 699-5000


                                       Not Applicable
                                            ----
                 (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OF ASSETS.

     Park Place Entertainment Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 30, 1999 (the "Form 8-K") to report the completion of its acquisition of Caesars World Inc. and other gaming assets from Starwood Hotels and Resorts Worldwide, Inc. The funds used to acquire these assets were drawn from the registrant's 364-day revolving credit facility and five-year revolving credit facility. The registrant hereby amends Item 7(a) of the Form 8-K as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     7(a)    FINANCIAL STATEMENTS

             The registrant will file the required historical and pro forma financial statements for the acquired businesses by amendment to this report no later than February 29, 2000.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      PARK PLACE ENTERTAINMENT CORPORATION



Dated: January 7, 2000



By: /s/ Scott A. LaPorta
    ------------------------------
Name: Scott A. LaPorta
Title: Executive Vice President
       And Chief Financial Officer